                                                                                                                                                                                                                           Exhibit 99.2

Sovereign Bank

2Q11 Investor Update

September 2011

Sovereign

Santander

Disclaimer

Banco Santander, S.A. ("Santander"), Santander Holdings USA, Inc. ("SHUSA"), Sovereign Bank ("Sovereign"), and Santander Consumer USA, Inc. ("SCUSA") caution that this presentation contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These forward-looking statements are found in various places throughout this presentation and include, without limitation, statements concerning our future business development and economic performance. While these forward-looking statements represent our judgment and future expectations concerning the development of our business, a number of risks, uncertainties, and other important factors could cause actual developments and results to different materially from our expectations. These factors include, but are not limited to: (1) general market, macro-economic, governmental, and regulatory trends; (2) movements in local and international securities markets, currency exchange rates, and interest rates; (3) competitive pressures; (4) technological developments; and (5) changes in the financial position or credit worthiness of our customers, obligors, and counterparties. The risk factors and other key factors that we have indicated in our past and future filings and reports, including our Annual Report on Form 10-K for the year ended December 31, 2010 and other filings and reports with the Securities and Exchange Commission of the United States of America (the "SEC"), could adversely affect our business and financial performance. Other unknown and unpredictable factors could cause actual results to differ materially from those in the forward-looking statements.

The information contained in this presentation is not complete. It is subject to, and must be read in conjunction with, all other publicly available information, including reports filed with or furnished to the SEC, press releases, and other relevant information. Because this information is intended only to assist investors, it does not constitute investment advice or an offer to invest or to provide management services. It is subject to correction, completion, and amendment without notice. It is not our intention to state, indicate, or imply in any manner that current or past results are indicative of future results or expectations. As with all investments, there are associated risks, and you could lose money investing. Prior to making any investment, a prospective investor should consult with its own investment, accounting, legal, and tax advisers to evaluate independently the risks, consequences, and suitability of that investment.

The information in this presentation is not intended to constitute "research" as that term is defined by applicable regulations. Nothing in this presentation constitutes investment, legal, accounting, or tax advice, or a representation that any investment or strategy is suitable or appropriate to your individual circumstances, or otherwise constitutes a personal recommendation to you. Recipients of this presentation should obtain advice based on their own individual circumstances from their own tax, financial, legal, and other advisers before making an investment decision, and only make such decisions on the basis of the investor's own objectives, experience, and resources.

In making this presentation available, Santander, SHUSA, Sovereign, and SCUSA give no advice and make no recommendation to buy, sell, or otherwise deal in shares or other securities of Santander, SHUSA, Sovereign, or SCUSA, or in any other securities or investments whatsoever.

No offering of Securities shall be made in the United States except pursuant to registration under the U.S. Securities Act of 1933, as amended, or an exemption there from. Nothing contained in this presentation is intended to constitute an invitation or inducement to engage in investment activity for the purposes of the prohibition on financial promotion in the U.K. Financial Services and Markets Act 2000.

In this presentation, we will sometimes refer to certain non-GAAP figures or financial ratios to help illustrate certain concepts. These ratios, each of which is defined in this document, include Pre-Tax Pre-Provision Income, the Tangible Common Equity to Tangible Assets Ratio, and the Texas Ratio. This information supplements our results as reported in accordance with GAAP and should not be viewed in isolation from, or as a substitute for, our GAAP results. We believe that this additional information and the reconciliations we provide may be useful to investors, analysts, regulators and others as they evaluate the impact of these respective items on our results for the periods presented due to the extent to which the items are not indicative of our ongoing operations. Where applicable, we provide GAAP reconciliations for such additional information.

Note: Nothing in this presentation should be construed as a profit forecast. Past performance should not be taken as an indication or guarantee of future performance, and no representation or warranty, express or implied, is made regarding performance. Information, opinions, and estimates contained in this presentation reflect a judgment at its original date of publication by Santander, SHUSA, Sovereign, and SCUSA and are subject to change without notice. Santander, SHUSA, Sovereign, and SCUSA have no obligation to update, modify, or amend this presentation or to otherwise notify a recipient thereof in the event tat any information, opinion, or estimate set forth herein changes or subsequently becomes inaccurate. This presentation is provided for information purposes only.

The numbers and financial statements included in this presentation represent Sovereign Bank's results– a subsidiary of Santander Holding USA.

- **Introduction to Santander Holdings USA, Inc.**
- Sovereign Bank – 2Q11 Results
- Credit Review
- Capital

Santander Holdings USA, Inc. Structure

Sovereign Bank, a federal thrift regulated by the OCC, is the primary entity within Santander Holdings USA*


Santander Holdings USA, Inc.
$92.9B Assets
Sovereign Bank
$76.4B Assets
SCUSA and Others
$16.5B Assets

SCUSA = Santander Consumer USA

Balances as of 6/30/11

*Effective July 2011, the OCC became Sovereign Bank's primary regulator.

Sovereign Bank Overview

Sovereign's footprint is located in a very attractive market that is holding up well through the current economic downturn


New Hampshire
Maine
Vermont
Massachusetts
Boston
New York
Pennsylvania
Providence
Connecticut
Rhode Island
Reading
New York
Philadelphia
New Jersey
Delaware
Virginia

Assets[1]:	**$76.4B**
Deposits[1]:	**$47.8B**
Loans[1]:	**$51.1B**
Branches:	**723**
ATMs:	**2,285**
Employees:	**7,855**

MSA	# of branches	Market Share % [2]	Market Share Rank [2]
New York	203	1.47%	10
Philadelphia	72	1.13%	13
Boston	164	6.24%	4
Providence	55	6.25%	5
Hartford	25	4.02%	8

1 End of period balances; calculated using local US GAAP accounting criteria.
2 FDIC Market Share of deposits; data as of June 2010 (latest date available).

Sovereign Bank Balance Sheet

Loans funded almost entirely by deposits, Loan to Deposit 105%

$76.4B ASSETS

$64.0B LIABILITIES
$12.4B EQUITY



Investments 18%
C&I 13%
CRE 14%
Residential 15%
Multi-family 9%
Home Equity 9%
Other Loans 6%
Goodwill/ CDI 5%
Other Assets 5%
Cash 5%



Equity 16%
Other Liabilities 3%
Other Borrowings 6%
FHLB Borrowings 13%
Deposits 63%

- Introduction to Santander Holdings USA, Inc.
- **Sovereign Bank – 2Q11 Results**
- Credit Review
- Capital

Sovereign Bank Executive Summary 2Q11

- Sixth consecutive quarter of profitability
- Core loan and core deposit portfolios continue to grow
- Liquidity remains ample with $3.0 billion in cash on hand, access to FHLB, Fed Funds Counterparties, and unencumbered securities
- Credit risk trends continue to improve
- Capital levels among best of peers
- In April 2011 Moody's raised Sovereign Bank's Long Term/Short Term ratings to A2/P1 from A3/P2
- On 6/30/11 Sovereign Bank purchased approximately 105 thousand account relationships, consisting of Sovereign Bank customers, representing nearly $200 million of credit card balances from FIA

Sovereign Bank Trended Statement of Operations

Description (in millions)	2Q10	3Q10	4Q10	1Q11	2Q11
Net interest income	**$ 447**	**$ 457**	**$ 451**	**$ 471**	**$ 452**
Fees & other income	143	106	151	150	150
Other non-interest income	43	131	-	62	20
Net revenue	**633**	**694**	**602**	**683**	**622**
General & administrative expenses	(299)	(306)	(311)	(310)	(315)
Other expenses	(46)	(44)	(66)	(41)	(43)
Provisions for credit losses	(196)	(172)	(164)	(186)	(125)
Income before taxes	**92**	**172**	**61**	**146**	**139**
Income tax expense	(22)	(36)	376	(45)	(39)
Net income	**$ 70**	**$ 136**	**$ 437**	**$ 101**	**$ 100**

	2Q10	3Q10	4Q10	1Q11	2Q11
Net interest margin	**2.97%**	**3.02%**	**2.96%**	**2.99%**	**2.80%**
Return on average assets	**0.75%**	**2.42%**	**0.39%**	**0.55%**	**0.56%**
Efficiency ratio (1)	**50.7%**	**54.4%**	**51.7%**	**49.9%**	**52.3%**
GAAP effective tax rate	**23.9%**	**20.9%**	**N/A**	**30.8%**	**28.1%**

(1) Efficiency ratio equals general & administrative expense as a percentage of total revenue (defined as the sum of net interest income and total fees and other income before security gains).

Sovereign Bank Average Balance Sheet

Continuing to increase core deposits and shift away from borrowed funds

(In millions)	2Q11		1Q11		Change		2Q10		Change	
	Average Balance	Yield/ Rate	Average Balance	Yield/ Rate	Average Balance	Yield/ Rate	Average Balance	Yield/ Rate	Average Balance	Yield/ Rate
Deposits and investments	$ 16,236	2.45%	$ 14,652	3.12%	$ 1,584	-0.67%	$ 14,225	3.46%	$ 2,011	-1.01%
Self-originated MBS portfolio	753	3.80%	709	3.91%	44	-0.11%	624	4.33%	$ 129	-0.53%
Loans (non-run off portfolio)	47,966	4.41%	47,725	4.43%	241	-0.02%	43,965	4.52%	4,001	-0.11%
Loans (run off portfolio)	2,866	6.09%	3,274	6.04%	(408)	0.05%	4,751	5.94%	(1,885)	0.15%
Allowance for loan losses	(1,317)	---	(1,357)	---	40	---	(1,432)	---	115	---
Other assets	9,573	---	9,638	---	(65)	---	9,611	---	(38)	---
TOTAL ASSETS	$ 76,077	3.56%	$ 74,641	3.74%	$ 1,436	-0.18%	$ 71,744	3.88%	$ 4,333	-0.32%
Core deposits	33,064	0.35%	31,114	0.35%	1,950	0.00%	30,111	0.34%	2,953	0.01%
Term and govt deposits and cust repos	12,278	1.08%	11,775	1.01%	503	0.07%	10,959	0.94%	1,319	0.14%
Wholesale deposits	2,982	0.46%	1,867	0.47%	1,115	-0.01%	935	1.77%	2,047	-1.31%
Borrowed funds	13,372	4.41%	15,722	3.88%	(2,350)	0.53%	17,885	3.99%	(4,513)	0.42%
Other liabilities	1,969	---	1,870	---	99	---	2,133	---	(164)	---
Equity	12,412	---	12,293	---	119	---	9,721	---	2,691	---
TOTAL LIABILITIES & SE	$ 76,077	1.12%	$ 74,641	1.14%	$ 1,436	-0.02%	$ 71,744	1.30%	$ 4,333	-0.18%
NET INTEREST MARGIN		2.80%		2.99%		-0.19%		2.97%		-0.17%

Quarterly Averages

Sovereign Bank Access to Liquidity


Core Deposits
Avg Balances, $Bn
30.1
30.3
30.5
31.1
33.1
2Q10
3Q10
4Q10
1Q11
2Q11


Time Deposits
Avg Balances, $Bn
7.9
7.7
8.2
9.8
11.4
2Q10
3Q10
4Q10
1Q11
2Q11

- **Growth in retail deposits**
  - $2.0B in 2Q11
- **Ample liquidity with:**
  - Cash in hand: $3.0B
  - FHLB: $9.0B
  - Fed Funds Lines: $3.8B
  - Free Securities: $8.6B
- **Low cost of deposits of 54 bps**

- Introduction to Santander Holdings USA, Inc.
- Sovereign Bank – 2Q11 Results
- **Credit Review**
- Capital

Sovereign Bank Credit: Asset Quality Trend

We are favorable to peers based on consistent reduction in NPLs, including $121 million in pool loan sale in 2Q11

Non-Performing Loans

US $ Millions



$2,466
$2,271
$2,147
$1,942
$1,825
2Q10
3Q10
4Q10
1Q11
2Q11
Nonaccrual

Non-Performing Loans



5.0%
4.7%
4.4%
4.0%
3.8%
4.1%
3.9%
3.8%
3.8%
3.6%
2Q10
3Q10
4Q10
1Q11
2Q11
Sovereign
Peers

Peer Group includes BBT, FITB, HBAN, KEY, MI, MTB, PNC, RBS Citizens, RF, STI, TD Bank, USB, VLY, WBS
Source: SNL Bank level data

Sovereign Bank Credit: NPL Ratio Trend by Asset Class

NPL ratios have stabilized in Real Estate and Non-Real Estate

US $ Billions


Mortgage and Home Equity
$17.3
$17.5
$17.7
$18.1
$18.1
4.0%
3.5%
0.6%
0.6%
2Q10
3Q10
4Q10
1Q11
2Q11
Other Consumer
$3.5
$3.0
$2.6
$4.0
$3.8
3.3%
2.1%
2.2%
1.7%
2Q10
3Q10
4Q10
1Q11
2Q11
Commercial Real Estate
$14.0
$14.1
$14.4
$14.5
$14.5
7.7%
4.3%
2.3%
2.2%
2Q10
3Q10
4Q10
1Q11
2Q11
Other Commercial
$14.4
$14.2
$14.5
$14.4
$14.6
4.4%
2.5%
3.4%
1.3%
2Q10
3Q10
4Q10
1Q11
2Q11
Outstandings
NPL to Total Loans
Net Charge-Offs

- Other Commercial includes Multi-family
- Prior year amounts updated to reflect new credit disclosures reporting.

Sovereign

Santander

Sovereign Bank Credit: Charge-Offs & Recoveries

2Q11 increase in charge-offs partially due to sales of NPLs during 2Q11

Gross Charge-Offs & Recoveries



US $ Millions
$236
$221
$174
$166
$206
($27)
($23)
($20)
($17)
($21)
2Q10
3Q10
4Q10
1Q11
2Q11
Gross Charge-Offs
Gross Recoveries

Net Charge-Offs (Annualized)



1.73%
1.69%
1.58%
1.19%
1.32%
2Q10
3Q10
4Q10
1Q11
2Q11

Sovereign Bank Credit: Loss Coverage Improvement

Sovereign significantly better than peers when 90 DPD included


Reserve Coverage (ALLL/NPL)
74.5%
74.2%
74.6%
71.5%
71.0%
57.2%
60.4%
63.2%
69.1%
70.9%
2Q10
3Q10
4Q10
1Q11
2Q11
Sovereign
Peers


ALLL/(NPL + 90DPD Accruing)
63.0%
62.1%
63.2%
69.1%
70.9%
56.7%
59.8%
61.0%
58.9%
58.3%
2Q10
3Q10
4Q10
1Q11
2Q11
Sovereign
Peers

Peer Group includes BBT, FITB, HBAN, KEY, MI, MTB, PNC, RBS Citizens, RF, STI, TD Bank, USB, VLY, WBS
Source: SNL Bank level data

Sovereign Bank Credit: Loss Coverage Improvement

Ample reserves and capital coverage


Texas Ratio
33%
40%
25%
36%
23%
35%
20%
35%
19%
33%
2Q10
3Q10
4Q10
1Q11
2Q11
Sovereign
Peers

Peer Group includes BBT, FITB, HBAN, KEY, MI, MTB, PNC, RBS Citizens, RF, STI, TD Bank, USB, VLY, WBS
Source: SNL bank-level data

Texas Ratio = (Nonperforming Assets + 90DPD) / (Tangible Common Equity + ALLL)
For Non-GAAP-to-GAAP reconciliation of the Texas Ratio please see Appendix

- Introduction to Santander Holdings USA, Inc.
- Sovereign Bank – 2Q11 Results
- Credit Review
- **Capital**

Capital Ratios: Sovereign Bank

60 bps of T1 Common growth in 2011


Tier 1 Common Risk-Based
9.7%
13.9%
13.3%
13.5%
13.9%
2Q10
3Q10
4Q10
1Q11
2Q11


Tier 1 Leverage
8.2%
11.3%
11.4%
11.0%
11.2%
2Q10
3Q10
4Q10
1Q11
2Q11


Tier 1 Risk-Based
9.8%
14.0%
13.5%
13.6%
14.1%
2Q10
3Q10
4Q10
1Q11
2Q11


Total Risk-Based
12.9%
17.0%
15.9%
16.0%
16.4%
2Q10
3Q10
4Q10
1Q11
2Q11

Capital Ratios: Sovereign Bank

Highest T1 Common ratio among peers

T1 Common / RWA


No minimum
13.9
11.1
7.7
8.1
9.2
10.5
10.6
10.9
11.1
11.5
12.0
12.6
13.1
13.2
13.3
Sovereign
Peer Mean
Bank 12
Bank 4
Bank 2
Bank 3
Bank 8
Bank 6
Bank 5
Bank 7
Bank 13
Bank 9
Bank 10
Bank 1
Bank 11

Tier 1 Leverage


5% "Well-Capitalized" min
11.2
9.3
7.6
7.9
7.9
8.1
8.4
8.7
8.8
9.2
9.8
10.4
10.6
11.7
12.3
Sovereign
Peer Mean
Bank 12
Bank 1
Bank 3
Bank 2
Bank 4
Bank 8
Bank 10
Bank 13
Bank 7
Bank 5
Bank 6
Bank 9
Bank 11

Tier 1 / RWA


6% "Well-Capitalized" min.
14.1
11.6
8.1
9.0
9.8
10.5
10.7
11.5
12.1
12.2
13.1
13.3
13.7
13.8
13.8
Sovereign
Peer Mean
Bank 4
Bank 12
Bank 2
Bank 3
Bank 8
Bank 7
Bank 13
Bank 6
Bank 10
Bank 11
Bank 5
Bank 1
Bank 9

Total RBC


10% "Well-Capitalized" min.
16.4
14.3
11.4
12.5
13.0
13.1
13.2
13.2
14.7
15.1
15.1
15.3
15.5
16.1
17.9
Sovereign
Peer Mean
Bank 4
Bank 3
Bank 7
Bank 2
Bank 12
Bank 8
Bank 10
Bank 11
Bank 13
Bank 1
Bank 6
Bank 5
Bank 9

Peer Group includes BBT, FITB, HBAN, KEY, MI, MTB, PNC, RBS Citizens, RF, STI, TD Bank, USB, VLY, WBS
Source: SNL bank-level data

Appendix

Sovereign Bank - credit ratings (as of July 31, 2011)

Sovereign Bank was upgraded to A2/P1 from A3/P2 by Moody's in April 2011

	SOVEREIGN		
	Moody's	S&P	Fitch
Sovereign Bank			
Issuer Rating:			
Long-term	A2	A	AA-
Short-term	P-1	A-1	F1+
Long-term Deposits	A2	A	AA
Subordinated Debt	A3	A-	A+
Short-term Deposits	P-1	A-1	F1+
Outlook	Stable	Stable	Stable
Support Rating	--	--	1
Bank Financial Strength / Individual Rating	C-	--	C

Sovereign Bank Non-GAAP to GAAP Reconciliations

$ Millions	2Q10	3Q10	4Q10	1Q11	2Q11
Sovereign Bank Texas Ratio					
Total Equity	$ 9,753	$ 11,784	$ 12,139	$ 12,242	$ 12,393
Less:					
Goodwill and CDI, net of Deferrred Tax Liability	(3,295)	(3,280)	(3,266)	(3,252)	(3,246)
Tangible Common Equity	$ 6,458	$ 8,504	$ 8,873	$ 8,990	$ 9,147
Nonperforming Assets	$ 2,587	$ 2,444	$ 2,308	$ 2,105	$ 2,028
Allowance for loan losses	$ 1,414	$ 1,371	$ 1,357	$ 1,343	$ 1,293
90+ DPD accruing	$ 23	$ 23	$ -	$ -	$ -
Texas Ratio	33.15%	24.98%	22.57%	20.37%	19.43%